SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): March 9, 2001
                                                          --------------




                            COACHMEN INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)





             1-7160                                    35-1101097
--------------------------------       -----------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      EXHIBITS

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press release dated March 9, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On March 9, 2001 the Company will be a featured presenter at the RedChip.com(TM) Investor Conference which provides analysts and investors with a closer look at 24 small-cap companies. Attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference is a press release covering the Company's financial outlook for 2001.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COACHMEN INDUSTRIES, INC.



                                      By:   /s/ Richard M. Lavers
                                            -----------------------------------
                                          Richard M. Lavers
                                          General Counsel & Secretary



Dated: March 9, 2001